Sub-Item 77Q1(a):

The Articles of Amendment and Restatement of RiverNorth Opportunities Fund, Inc. (the “Fund”) are hereby incorporated by reference to Exhibit 99.2.A to Pre-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-2A filed on November 25, 2015 (SEC Accession No. 0001398344-15-007861).